Exhibit 10.149

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

DEFERRED COMPENSATION PLAN

ACCOUNT WITH BANK OF OKLAHOMA

2005 Performance Share Plan Award

DTAG Deferred Comp Plan 000601

PARTICIPANT INFORMATION:

Participant Name (print or type):       Gary L. Paxton

ELECTION OF DEFERRED COMPENSATION PLAN PARTICIPATION

1.

☒   I elect to participate in the Deferred Compensation Plan. Currently, tax law requires that any amount deferred into a Deferred Compensation account is subject to Social Security and Medicare taxes at the time of deferral but is not subject to these taxes at the time of withdrawal.

☒ I elect to defer 0 % or $ None shares of that amount awarded to me under the 2005 Performance Share Grant Agreement dated May 20, 2005 payable in 2008.

2.	☒ I elect payment of my benefit to be in a:

          (a) Single lump sum payment upon separation from the company

    X    (b) Single lump sum payment on or about    Date of Distribution

______(c) Single lump sum payment the earlier of (i) separation from the company or

(ii) on or about ____________________________

______(d)	Annual installments over a period not to exceed (up to a maximum of 10 years). I hereby elect the date on which my initial payment will be made to be .

Note: For certain key employees the law requires that payment of any benefit payable upon separation from service may not be made earlier than six months after the separation.

3.

☒   Upon a “Change of Control” with respect to the Employer, I hereby elect to have the balance of my Deferred Compensation Plan account distributed to me or my designated beneficiary(ies) in lump sum form, subject to the discretion of the Board, in accordance with the terms of the Plan.

Please consult with your tax advisor regarding the tax consequences of this Plan to you. Neither the sponsor of this Plan, nor any of the sponsor’s affiliates provide any assurances of the tax results of this Plan in the Participant’s particular situation or assume any responsibility in this regard.

AUTHORIZATION:

Participant Signature:   /s/ Gary L. Paxton                                                     Date: June 29, 2007

Accepted and agreed to by Employer’s Authorized Representative.

By:   /s/ Brian K. Franklin                                                                                 Date: June 29, 2007